            UNIT AGREEMENT dated as of March 14, 1997 between Anvil Holdings, Inc., a Delaware corporation, ("Holdings"), and United States Trust Company of New York, as Unit Agent (the "Unit Agent") and United States Trust Company of New York, as Transfer Agent (the "Transfer Agent").

            WHEREAS, Holdings proposes to issue 30,000 Units (the "Units"), each initially consisting of 40 shares of 13% Senior Exchangeable Preferred Stock due 2009 with an aggregate liquidation preference of $30,000,000 (the "Senior Preferred Stock") and 13 shares of Class B Common Stock, $0.01 par value per share (the "Class B Common").

            WHEREAS, Holdings desires to appoint United States Trust Company of New York to act as its agent for the purpose of issuing certificates ("Unit Certificates") representing the Units and for the registration of transfers and exchanges thereof. United States Trust Company of New York in such capacity is referred to herein as the "Unit Agent."

            WHEREAS, the Senior Preferred Stock and the Class B Common comprising each Unit will not be separately tradable until the earliest to occur of (i) such date which is 90 days from the date of issuance of Senior Preferred Stock, (ii) such earlier date as may be determined by Donaldson, Lufkin & Jenrette Securities Corporation, (iii) in the event of a Change of Control (as defined in the Certificate of Designations pursuant to which the Senior Preferred Stock will be issued), the date on which Holdings mails notice thereof to holders of the Senior Preferred Stock, (iv) in the event that Holdings elects to exchange the Senior Preferred Stock for Holdings' 13% Subordinated Exchange Debentures due 2009 (the "Exchange Debentures"), the date on which Holdings mails notice thereof to holders of the Senior Preferred Stock, (v) in the event that Holdings elects to redeem the Senior Preferred Stock with the proceeds of a public equity offering of Holdings' capital stock, the date on which Holdings mails notice thereof to holders of the Senior Preferred Stock, and (vi) the date upon which a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to a registered exchange offer for the Senior Preferred Stock is declared effective under the Securities Act (such earliest date being the "Separation Date").

            NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

            SECTION 1. Appointment of Unit Agent. (a) Holdings hereby appoints the Unit Agent to act as agent for Holdings in accordance with the instructions set forth hereinafter in this Agreement, and the Unit Agent hereby accepts such appointment.

            (b) Holdings hereby appoints the Transfer Agent to act as agent for Holdings in accordance with the instructions set forth hereinafter in this Agreement, and the Transfer Agent hereby accepts such appointment. All the covenants and provisions of this Agreement by or for the benefit of the Unit Agent shall bind and inure to the benefit of the Transfer Agent.

            SECTION 2. Unit Certificates. The Units will initially be issued either in global form (the "Global Units"), substantially in the form of Exhibit A, or in registered form as definitive Unit certificates ("Definitive Units"). Any certificates evidencing the Global Units or the Definitive Units to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto, and if Global Units, shall bear the legend set forth in Exhibit B attached hereto. Such Global Units shall represent such of the outstanding Units as shall be specified therein and each shall provide that it shall represent the aggregate Units from time to time endorsed thereon and that the aggregate amount of outstanding Units represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Unit to reflect the amount of any increase or decrease in the amount of outstanding Units represented thereby shall be made by the Unit Agent and Depositary (as defined below) in accordance with instructions given by the holder thereof. The Depository Trust Company shall act as the Depositary (the "Depositary") with respect to the Global Units until a successor shall be appointed by Holdings and the Unit Agent. Upon written request, a Unit holder may receive from the Depositary and Unit Agent Definitive Units as set forth in Section 5 below.

            SECTION 3. Execution of Unit Certificates. Unit Certificates shall be signed on behalf of Holdings by Holdings' Chairman of the Board or a President or a Vice President and by a Secretary or an Assistant Secretary under Holdings' corporate seal. Each such signature upon the Unit Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Treasurer, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Unit Certificates and for that purpose Holdings may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Treasurer, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Unit Certificates shall be authenticated and delivered or disposed of he or she shall have ceased to hold such office. The seal of Holdings may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Unit Certificates.

            In case any officer of Holdings who shall have signed any of the Unit Certificates shall cease to be such officer before the Unit Certificates so signed shall have been authenticated by the Unit Agent, or disposed of by Holdings, such Unit Certificates nevertheless may be authenticated and delivered or disposed of as though such person had not ceased to be such officer of Holdings.

            Unit Certificates shall be dated the date of authentication by the Unit Agent.

            SECTION 4. Registration and Authentication. The Unit Agent, on behalf of Holdings, shall number and register the Unit Certificates in a register as they are issued by Holdings.

            Unit Certificates shall be manually authenticated by the Unit Agent and shall not be valid for any purpose unless so authenticated. The Unit Agent shall, upon the written order, set forth in an Officers' Certificate, of the Chairman of the Board, the President, a Vice President, the Treasurer, Secretary or an Assistant Secretary of Holdings, specifying the amount of Units to be authenticated, whether the Units are to be Global Units or Definitive Units, the date of such Units, and such other information as the Unit Agent may request, initially authenticate and deliver not more than 35,000 Units and shall thereafter authenticate and deliver Units as otherwise provided in this Agreement.

            Holdings and the Unit Agent may deem and treat the registered holder(s) of the Unit Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes, and neither Holdings nor the Unit Agent shall be affected by any notice to the contrary.

            SECTION 5. Registration of Transfers and Exchanges.

            (a) Transfer and Exchange of Definitive Units. Prior to the Separation Date, when Definitive Units are presented to the Unit Agent with a request:

            (i) to register the transfer of the Definitive Units; or

            (ii) to exchange such Definitive Units for an equal number of Definitive Units of other authorized denominations,

the Unit Agent shall register the transfer or make the exchange as requested if the requirements under this Agreement as set forth in this Section 5 for such transactions are met; provided, however, that the Definitive Units presented or surrendered for registration of transfer or exchange:

                  (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Unit Agent, duly executed by the holder thereof or by his attorney, duly authorized in writing; and

                  (y) in the case of Units the offer and sale of which have not been registered under the Securities Act and are presented for transfer or exchange prior to (x) the date which is two years after the later of the date of original issue and the last date on which Holdings or any affiliate of Holdings was the owner of such Unit, or any predecessor thereto, and (y) such later date, if any, as may be required by any subsequent change in applicable law (the "Resale Restriction Separation Date"), such Units shall be accompanied, in the sole discretion of Holdings, by the following additional information and documents, as applicable, however, it being understood that the Unit Agent need not determine which clause (A) through (D) below is applicable:

                        (A) if such Unit is being delivered to the Unit Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit C hereto); or

                        (B) if such Unit is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act, a cer tification to that effect (in substantially the form of Exhibit C hereto); or

                        (C) if such Unit is being transferred to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (a)(2), (a)(3) or
                              (a)(7) of Rule 501 under the Securities Act, delivery of a Certificate of Transfer in the form of Exhibit D hereto and an opinion of counsel and/or other information satisfactory to Holdings to the effect that such transfer is in compliance with the Securities Act; or

                        (D) if such Unit is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit C hereto) and an opinion of counsel reasonably acceptable to Holdings to the effect that such transfer is in compliance with the Securities Act.

            (b) Restrictions on Transfer of a Definitive Unit for a Beneficial Interest in a Global Unit. A Definitive Unit may not be exchanged for a beneficial interest in a Global Unit except upon satisfaction of the requirements set forth below. Upon receipt by the Unit Agent of a Definitive Unit, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Unit Agent, together with:

            (i) certification, substantially in the form of Exhibit C hereto, that such Definitive Unit is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act, or delivery of a Certificate of Transfer in the form of Exhibit D hereto if such Definitive Unit is being transferred to an accredited investor within the meaning of subparagraph (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 under the Securities Act; and

            (ii) written instructions directing the Unit Agent to make, or to direct the Depositary to make, an endorsement on the Global Unit to reflect an increase in the aggregate amount of the Units represented by the Global Unit, then the Unit Agent shall cancel such Definitive Unit and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Unit Agent, the number of Units represented by the Global Unit to be increased accordingly. If no Global Unit is then outstanding, Holdings shall issue and the Unit Agent shall authenticate a new Global Unit in the appropriate amount.

            (c) Transfer and Exchange of Global Units. The transfer and exchange of Global Units or beneficial interests therein shall be effected through the Depositary, in accordance with this Unit Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

            (d) Transfer of a Beneficial Interest in a Global Unit for a Definitive Unit.

            (i) Prior to the Separation Date, any person having a beneficial interest in a Global Unit may upon request exchange such beneficial interest for a Definitive Unit. Upon receipt by the Unit Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Unit and upon receipt by the Unit Agent of a written order or such other form of instructions as is customary for the Depositary or the person designated by the Depositary as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange prior to the Resale Restriction Separation Date, the following additional information and documents, however, it being understood that the Unit Agent need not determine which clause (A) through (D) below is applicable:

                  (A) If such beneficial interest is being transferred to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit C hereto); or

                  (B) if such beneficial interest is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit C hereto); or

                  (C) if such beneficial interest is being transferred to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 under the Securities Act, delivery of a Certificate of Transfer in the form of Exhibit D hereto and an opinion of counsel and/or other information satisfactory to Holdings to the effect that such transfer is in compliance with the Securities Act; or

                  (D) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit C hereto) and an opinion of counsel from the transferee or transferor reasonably acceptable to Holdings to the effect that such transfer is in compliance with the Securities Act, then the Unit Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Unit Agent, the aggregate amount of the Global Unit to be reduced and, following such reduction, Holdings will execute and, upon receipt of an authentication order in the form of an Officers' Certificate (as defined in Section 5(f) below), the Unit Agent will authenticate and deliver to the transferee a Definitive Unit.

            (ii) Definitive Units issued in exchange for a beneficial interest in a Global Unit pursuant to this Section 5(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Unit Agent in writing. The Unit Agent shall deliver such Definitive Units to the persons in whose names such Units are so registered.

            (e) Restrictions on Transfer and Exchange of Global Units. Notwithstanding any other provisions of this Agreement (other than the provisions set forth in subsection (f) of this Section 5), a Global Unit may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

            (f) Authentication of Definitive Units in Absence of Depositary. If at any time:

            (i) the Depositary for the Units notifies Holdings that the Depositary is unwilling or unable to continue as Depositary for the Global Unit and a successor Depositary for the Global Unit is not appointed by Holdings within 90 days after delivery of such notice; or

            (ii) Holdings, in its sole discretion, notifies the Unit Agent in writing that it elects to cause the issuance of Definitive Units in place of the Global Unit under this Unit Agreement,

then Holdings will execute, and the Unit Agent, upon receipt of an officers' certificate signed by two officers of Holdings (one of whom must be the principal executive officer, principal financial officer or principal accounting officer) (an "Officers' Certificate") requesting the authentication and delivery of Definitive Units, will authenticate and deliver Definitive Units, in an aggregate number equal to the aggregate number of Units represented by the Global Unit, in exchange for such Global Unit.

            (g)   Legends.

            (i) Except as permitted by the following paragraph (ii), and unless specified in an Officer's Certificate delivered to the Unit Agent and Registrar, each Unit Certificate evidencing the Global Units and the Definitive Units (and all Units issued in exchange therefor or substitution thereof) shall bear a legend substantially to the following effect:

            THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF HOLDINGS THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF HOLDINGS SO REQUESTS), (2) TO HOLDINGS OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

            THESE SECURITIES HAVE BEEN OFFERED AS PART OF A UNIT. EACH OF THE UNITS CONSISTS OF 40 SHARES OF 13% SENIOR EXCHANGEABLE PREFERRED STOCK DUE 2009 (THE "SENIOR PREFERRED STOCK") OF ANVIL HOLDINGS, INC. AND 13 SHARES OF CLASS B COMMON STOCK OF ANVIL HOLDINGS, INC. (THE "CLASS B COMMON"). THE SENIOR PREFERRED STOCK AND CLASS B COMMON WILL NOT BE TRANSFERABLE BY A HOLDER THEREOF SEPARATELY FROM EACH OTHER UNTIL THE "SEPARATION DATE," WHICH SHALL BE THE EARLIEST OF (I) SUCH DATE WHICH IS 90 DAYS FROM THE DATE OF ISSUANCE OF THE SENIOR PREFERRED STOCK, (II) SUCH EARLIER DATE AS MAY BE DETERMINED BY DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, (III) IN THE EVENT OF A CHANGE OF CONTROL, THE DATE ON WHICH HOLDINGS MAILS NOTICE THEREOF TO HOLDERS OF THE SENIOR PREFERRED STOCK, (IV) IN THE EVENT THAT HOLDINGS ELECTS TO EXCHANGE THE SENIOR PREFERRED STOCK FOR EXCHANGE DEBENTURES, THE DATE ON WHICH HOLDINGS MAILS NOTICE THEREOF TO HOLDERS OF THE SENIOR PREFERRED STOCK, (V) IN THE EVENT THAT HOLDINGS ELECTS TO REDEEM THE SENIOR PREFERRED STOCK WITH THE PROCEEDS OF A PUBLIC EQUITY OFFERING OF HOLDINGS' CAPITAL STOCK, THE DATE ON WHICH HOLDINGS MAILS NOTICE THEREOF TO HOLDERS OF THE SENIOR PREFERRED STOCK, AND (VI) THE DATE UPON WHICH A REGISTRATION STATEMENT UNDER THE SECURITIES ACT, WITH RESPECT TO A REGISTERED EXCHANGE OFFER FOR THE SENIOR PREFERRED STOCK IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT.

            (ii) Upon any sale or transfer of a Unit pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

                  (A) in the case of any Unit that is a Definitive Unit, the Unit Agent shall permit the holder thereof to exchange such Unit for a Definitive Unit that does not bear the first two paragraphs of the legend set forth above and rescind any related restriction on the transfer of such Unit; and

                  (B) any such Unit represented by a Global Unit shall not be subject to the provisions set forth in (i) above (such sales or transfers being subject only to the provisions of Section 5(c) hereof); provided, however, that with respect to any request for an exchange of a Unit that is represented by a Global Unit for a Definitive Unit that does not bear the first two paragraphs of the legend set forth above, which request is made in reliance upon Rule 144 under the Securities Act, the holder thereof shall certify in writing to the Unit Agent that such request is being made pursuant to Rule 144 under the Securities Act (such certification to be substantially in the form of Exhibit C hereto).

            (h) Cancellation and/or Adjustment of a Global Unit. At such time as all beneficial interests in a Global Unit have either been exchanged for Definitive Units, redeemed, repurchased or cancelled, such Global Unit shall be returned to or retained and cancelled by the Unit Agent. At any time prior to such cancellation, if any beneficial interest in a Global Unit is exchanged for Definitive Units, redeemed, repurchased or cancelled, the number of Units represented by such Global Unit shall be reduced and an endorsement shall be made on such Global Unit, by the Unit Agent to reflect such reduction.

            (i) Obligations with Respect to Transfers and Exchanges of Definitive Units.

            (i) Prior to the Separation Date, to permit registrations of transfers and exchanges, Holdings shall deliver to the Unit Agent, upon execution of this Agreement, and from time to time thereafter, sufficient inventory of executed Definitive Units and Global Units.

            (ii) All Definitive Units and Global Units issued upon any registration, transfer or exchange of Definitive Units or Global Units shall be the valid obligations of Holdings, entitled to the same benefits under this Unit Agreement as the Definitive Units or Global Units surrendered upon the registration of transfer or exchange.

            (iii) Prior to due presentment for registration of transfer of any
                  Unit, the Unit Agent and Holdings may deem and treat the person in whose name any Unit is registered as the absolute owner of such Unit, and neither the Unit Agent nor Holdings shall be affected by notice to the contrary.

            (j) The Unit Agent shall be under no duty to monitor compliance with any federal, state or other securities laws.

            SECTION 6. Separation of the Senior Preferred Stock and the Class B Common. After the Separation Date, the Senior Preferred Stock and the Class B Common represented by the Units shall be separately transferable. Upon presentation after the Separation Date of any Unit Certificate for exchange for Senior Preferred Stock and Class B Common or for registration of transfer or otherwise, (i) the Unit Agent shall notify the Transfer Agent of the number of Units so presented, the registered owner thereof, such owner's registered address, the nature of any legends or restrictive endorsements set forth on such Unit Certificate and any other information provided by the holder thereof in connection therewith, (ii) the Transfer Agent, if the requirements of the Certificate of Designations for such transaction are met, shall promptly register, authenticate and deliver a new Senior Preferred Stock certificate equal in liquidation preference to the Senior Preferred Stock represented by such Unit Certificate in accordance with the direction of such holder and (iii) the Transfer Agent, if its requirements for such transactions are met, shall promptly countersign, register and deliver a new Class B Common Stock certificate for the number of shares of Class B Common previously represented by such Unit Certificate in accordance with the directions of such holder. The Transfer Agent will notify the Unit Agent of any additional requirements in connection with a particular transfer or exchange.

            Following the Separation Date, no Unit Certificates shall be issued upon transfer, or exchange of Unit Certificates, or otherwise.

            SECTION 7. Rights of Unit Holders. The registered owner of a Unit Certificate shall have all the rights and privileges of a registered owner of the Senior Preferred Stock of Holdings represented thereby and the number of shares of Class B Common of Holdings represented thereby and shall be treated as the registered owner thereof for all purposes.

            SECTION 8. Unit Agent. The Unit Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by which Holdings and the holders of Units, by their acceptance thereof, shall be bound:

            (a) The statements contained herein and in the Unit Certificates shall be taken as statements of Holdings, and the Unit Agent assumes no responsibility for the correctness of any of the same. The Unit Agent assumes no responsibility with respect to the distribution of the Unit Certificates except as herein otherwise specifically provided.

            (b) The Unit Agent shall not be responsible for and shall incur no liability or responsibility to Holdings or any holder of a Unit Certificate for any failure of Holdings to comply with any of the covenants in this Agreement, Unit Certificates or the Certificate of Designations.

            (c) The Unit Agent may consult at any time with counsel satisfactory to it (who may be counsel for Holdings) and the Unit Agent shall incur no liability or responsibility to Holdings or to any holder of any Unit Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

            (d) The Unit Agent shall incur no liability or responsibility to Holdings or to any holder of any Unit Certificate for any action taken in reliance on any Unit Certificate, 2 certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by the Unit Agent to be genuine and to have been signed, sent or presented by the proper party or parties.

            (e) Holdings agrees to pay to the Unit Agent reasonable compensation, as agreed in writing from time to time, for all services rendered by the Unit Agent in connection with this Agreement, to reimburse the Unit Agent for all expenses, taxes and governmental charges and other charges of any kind and nature reasonably incurred by the Unit Agent in connection with this Agreement (including, without limitation, reasonable fees and expenses of counsel) and to indemnify the Unit Agent and its agents, employees, directors, officers and affiliates and save it and them harmless against any and all losses, liabilities and expenses of any nature whatsoever, including, without limitation, judgments, costs and counsel fees and actual expenses, for any action taken or omitted by the Unit Agent or arising in connection with this Agreement and the exercise by the Unit Agent of its rights hereunder and the performance by the Unit Agent of any of its obligations hereunder except as a result of the Unit Agent's gross negligence or bad faith or willful misconduct.

            (f) The Unit Agent, and any stockholder, director, officer, affiliate or employee ("Related Parties") of it, may buy, sell or deal in any of the Units, Senior Preferred Stock, Class B Common, other Common Stock or other securities of Holdings or become pecuniarily interested in any transaction in which Holdings may be interested, or contract with or lend money to Holdings or otherwise act as fully and freely as though it were not Unit Agent under this Agreement. Nothing herein shall preclude the Unit Agent or such Related Parties from acting in any other capacity for Holdings or for any other legal entity.

            (g) The Unit Agent shall act hereunder solely as agent for Holdings and its duties shall be determined solely by the provisions hereof. The Unit Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith or willful misconduct.

            (h) No provision of this Agreement shall require the Unit Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (i) Before the Unit Agent acts or refrains from acting with respect to any matter contemplated by this Unit Agreement, it may require from Holdings:

                  (1) an Officers' Certificate of Holdings stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Unit Agreement relating to the proposed action have been complied with; and

                  (2) an opinion of counsel for Holdings stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

            Each Officers' Certificate or opinion of counsel with respect to compliance with a condition or covenant provided for in this Unit Agreement shall include:

                  (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the
            examination or investigation upon which the statements or opinions contained in such certifi cate or opinion are based;

                  (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

            The Unit Agent shall not be liable for any action it takes or omits to take in good faith in reliance on any such certificate or opinion.

            (j) In the absence of bad faith on its part, the Unit Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Unit Agent and conforming to the requirements of this Unit Agreement. However, the Unit Agent shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Unit Agreement.

            (k) The Unit Agent may rely and shall be fully protected in relying upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Unit Agent need not investigate any fact or matter stated in the document.

            (l) The Unit Agent may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

            SECTION 9. Replacement of Unit Agent. The Unit Agent may resign by providing Holdings not less than 30 days' prior written notice thereof. The Holders of a majority in principal amount of the outstanding Units may remove the Unit Agent by so notifying Holdings and the Unit Agent and may appoint a successor Unit Agent. Holdings may remove the Unit Agent if:

            (a) the Unit Agent is adjudged bankrupt or insolvent;

            (b) a receiver or other public officer takes charge of the Unit Agent or its property; or

            (c) the Unit Agent becomes incapable of acting.

            If the Unit Agent resigns or is removed or if a vacancy exists in the office of the Unit Agent for any reason, Holdings shall notify each holder of such event and shall promptly appoint a successor Unit Agent. Notwithstanding any resignation or removal of the Unit Agent or the cancellation of the Unit Certificates, Holdings' obligations under Section 8(e) shall survive for the benefit of the retiring Unit Agent.

            SECTION 10. Successor Unit Agent by Merger, Etc. If the Unit Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Unit Agent.

            SECTION 11. Notices to Holdings, Unit Agent and Transfer Agent. Any notice or demand authorized by this Agreement to be given or made shall be sufficiently given or made (i) five business days after deposited in the mail, first class or registered, postage paid, (ii) one business day after being timely delivered to a next-day air courier or (iii) when receipt is acknowledged by the addressee, if telecopied, addressed as follows:

If to Holdings:

          Anvil Holdings, Inc.
          228 E. 45th Street
          New York, N.Y.  10017
          Attention:  Jacob Hollander
          Telecopier: (212)

If to the Unit Agent or the Transfer Agent:

          United States Trust Company of New York
          114 West 47th Street, 25th Floor
          New York, New York  10036
          Attention:  Corporate Trust Administration
          Telephone No.:  (212) 852-1676
          Telecopier No.: (212) 852-1626

            The parties hereto by notice to the other parties may designate additional or different addresses for subsequent communications or notice.

            Any notice to be mailed to a holder of Units shall be mailed to him at his address as it appears on the register of Units maintained by the Unit Agent. Copies of any such communication shall also be mailed to the Unit Agent and Transfer Agent. The Unit Agent shall furnish Holdings or the Transfer Agent promptly when requested with a list of registered holders of Units for the purpose of mailing any notice or communication to the holders of the Senior Preferred Stock or Class B Common and at such other times as may be reasonably requested.

            SECTION 12. Supplements and Amendments. Holdings, the Unit Agent and the Transfer Agent may from time to time supplement or amend this Agreement without the approval of any holders of Unit Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which Holdings, the Transfer Agent and the Unit Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Unit Certificates. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of Unit holders shall require the written consent of registered holders of the then outstanding Units representing not less than a majority in principal amount of the then outstanding Units.

            SECTION 13. Successors. All the covenants and provisions of this Agreement by or for the benefit of Holdings, the Transfer Agent or the Unit Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

            SECTION 14. Governing Law. THIS AGREEMENT AND EACH UNIT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

            SECTION 15. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than Holdings, the Transfer Agent, the Unit Agent and the registered holders of the Unit Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Holdings, the Transfer Agent, the Unit Agent and the registered holders of the Unit Certificates.

            SECTION 16. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. Such agreements supersede all prior agreements and understandings between the parties with respect to such subject matter.

            SECTION 17. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                        ANVIL HOLDINGS, INC.


                                        By:  ---------------------------------
                                             Name:
                                             Title:

                                        UNITED STATES TRUST COMPANY
                                          OF NEW YORK
                                          as Unit Agent


                                        By:  ---------------------------------
                                             Name:
                                             Title:

                                        UNITED STATES TRUST COMPANY
                                          OF NEW YORK
                                          as Transfer Agent


                                        By:  ---------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT A

                           [FORM OF UNIT CERTIFICATE]

________ Units

            THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF HOLDINGS THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)
(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF HOLDINGS SO REQUESTS), (2) TO HOLDINGS OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (1) ABOVE.

                              ANVIL HOLDINGS, INC.

                      Units each Consisting of 40 Shares of
                13% Senior Exchangeable Preferred Stock due 2009
                            and 13 Shares of Class B
                      Common Stock of Anvil Holdings, Inc.


No. ________                                               CUSIP No. ___________

            Anvil Holdings, Inc., a Delaware corporation (the "Company"), which term includes any successor corporation), hereby certifies that [ ] is the owner of [ ] Units as described above, transferable only on the books of Holdings by the holder thereof in person or by his or her duly authorized attorney, on surrender of the Certificate properly endorsed.

            Each Unit consists of 40 shares of 13% Senior Exchangeable Preferred Stock due 2009 of Holdings (the "Senior Preferred Stock") and 13 shares of Class B Common Stock, par value $0.01 per share, of Holdings (the "Class B Common"). This Unit is issued pursuant to the Unit Agreement (the "Unit Agreement") dated as of March 14, 1997 among Holdings, United States Trust Company of New York, as Unit Agent (the "Unit Agent") and as Transfer Agent (the "Transfer Agent"), and is subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents to by acceptance hereof. The terms of the Senior Preferred Stock are governed by a Certificate of Designations (the "Certificate of Designations") dated as of March 13, 1997, and are subject to the terms and provisions contained therein, to which all of such terms and provisions the holder of this Unit Certificate consents by acceptance hereof.

            Reference is made to the further provisions of this Unit Certificate contained on the reverse hereof, which will for all purposes have the same effect as if set forth at this place. Copies of the Unit Agreement and Certificate of Designations are on file at the office of Anvil Holdings, Inc. 228 E. 45th Street, New York, New York 10017, Attention: Jacob Hollander, and are available to any holder on written request and without cost.

            The Senior Preferred Stock and the Class B Common comprising each Unit will not be separately tradable until the earliest to occur of (i) such date which is 90 days from the date of issuance of the Senior Preferred Stock,
(ii) such earlier date as may be determined by Donaldson, Lufkin & Jenrette Securities Corporation, (iii) in the event of a Change of Control, the date on which Holdings mails notice thereof to holders of the Senior Preferred Stock,
(iv) in the event that Holdings elects to exchange the Senior Preferred Stock for Exchange Debentures, the date on which Holdings mails notice thereof to holders of the Senior Preferred Stock, (v) in the event that Holdings elects to redeem the Senior Preferred Stock with the proceeds of a public equity offering of Holdings' capital stock, the date on which Holdings mails notice thereof to holders of the Senior Preferred Stock, and (vi) the date upon which a registration statement under the Securities Act of 1933, as amended (the

"Securities Act"), with respect to a registered exchange offer for the Senior Preferred Stock is declared effective under the Securities Act.

            Capitalized terms used but not otherwise defined in this Unit Certificate shall have the meanings given thereto in the Certificate of Designations.

Dated:
                                            ANVIL HOLDINGS, INC.


                                            By:--------------------------
                                               Name:
                                               Title:


                                            By:--------------------------
                                               Name:
                                               Title:

Certificate of Authentication:
       This is one of the Units
       referred to in the within
       mentioned Unit Agreement.

UNITED STATES TRUST COMPANY OF NEW YORK, as Unit Agent


By:---------------------------
   Authorized Signatory

                      [FORM OF REVERSE OF UNIT CERTIFICATE]

                              ANVIL HOLDINGS, INC.

                       Units Each Consisting of 40 Shares
                           of 13% Senior Exchangeable
                          Preferred Stock due 2009 and
                        13 Shares of Class B Common Stock
                             of Anvil Holdings, Inc.

I.    PROVISIONS RELATING TO THE 13%
      SENIOR EXCHANGEABLE PREFERRED STOCK DUE 2009

            1. Dividends. Holders of 13% Senior Exchangeable Preferred Stock (the "Senior Preferred Stock") issued by Holdings pursuant to a Certificate of Designations dated March 13, 1997 (the "Certificate of Designations") will be entitled to receive, when, as and if declared by the Board of Directors of Holdings, out of funds legally available therefor, dividends on the Senior Preferred Stock at a rate per annum equal to 13% of the liquidation preference per share of Senior Preferred Stock. All dividends will be cumulative whether or not earned or declared on a daily basis from the date of issuance of the Senior Preferred Stock and will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year. On or before March 15, 2002 Holdings may, at its option, pay dividends in cash or in additional fully paid and non-assessable shares of Senior Preferred Stock having an aggregate liquidation preference equal to the amount of such dividends. After March 15, 2002, dividends may be paid only in cash. It is not expected that Holdings will pay any dividends in cash for any period ending on or prior to March 15, 2002. Notwithstanding the foregoing, during the pendency of a Registration Default (as defined in the Registration Rights Agreement), then as liquidated damages, the dividend rate borne by the Senior Preferred Stock, with respect to the first 90-day period immediately following the occurrence of such Registration Default will increase by an amount equal to $.05 per week per $1,000 liquidation preference of Senior Preferred Stock held by such Holder and the dividend rate borne by the Senior Preferred Stock will increase by an additional $.05 per week per $1,000 liquidation preference of Senior Preferred Stock with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum increase in the dividend rate of $.30 per week per $1,000 liquidation preference of Senior Preferred Stock and following the cure of all Registration Defaults, the accrual of dividends at the increased rates specified by this sentence will cease.

            2. Method of Payment. Each distribution in the form of a dividend (whether in cash or in additional shares of Senior Preferred Stock) shall be payable to Holders of record as they appear on the stock register of Holdings on such record dates, not less than 10 nor more than 60 days preceding the related Dividend Payment Date, as shall be fixed by the Board of Directors. Dividends shall cease to accumulate in respect of shares of the Senior Preferred Stock on the Exchange Date (as defined in the Certificate of Designations) or on the date of their earlier redemption unless Holdings shall have failed to issue the appropriate aggregate principal amount of Exchange Debentures (as defined below) in respect of the Senior Preferred Stock on the Exchange Date or shall have failed to pay the relevant redemption price on the date filed for redemption.

            3. Certificate of Designations. The Senior Preferred Stock is issued by Holdings pursuant to the Certificate of Designations. The number of shares constituting such series shall be 2,300,000 shares of Senior Preferred Stock, consisting of an initial issuance of 1,200,000 shares of Senior Preferred Stock plus additional shares of Senior Preferred Stock which may be issued to pay dividends on the Senior Preferred Stock if Holdings elects to pay dividends in additional shares of Senior Preferred Stock. The liquidation preference of the Senior Preferred Stock shall be $25.00 per share.

            4. Rank. The Senior Preferred Stock shall, with respect to dividend distributions and distributions upon the liquidation, winding-up and dissolution of Holdings, (i) rank senior to all classes of common stock of Holdings and each other class of capital stock or series of Preferred Stock of Holdings hereafter created by the Board of Directors the terms of which do not expressly provide that it ranks on a parity with the Senior Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of Holdings (collectively referred to with the Common Stock of Holdings as "Junior Securities") and (ii) rank on a parity with each series of Preferred Stock existing on the date hereof the terms of which do not expressly provide that it ranks junior to any senior Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of Holdings and any class of capital stock or series of Preferred Stock hereafter created by the Board of Directors, the terms of which expressly provide that such class or series shall rank on a parity with the Senior Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of Holdings (collectively referred to as "Parity Securities").

            5. Optional Redemption. (a) Holdings may (subject to contractual and other restrictions with respect thereto and the legal availability of funds therefor), at the option of the Board of Directors, redeem at any time on or after March 15, 2002, from any source of funds legally available therefor, in whole or in part, in the manner set forth in the Certificate of Designations, any or all of the shares of the Senior Preferred Stock, at the redemption prices (expressed as a percentage of the liquidation preference thereof) set forth below plus, without duplication, an amount in cash equal to all accumulated and unpaid dividends per share (including an amount in cash equal to a prorated dividend for the period from the

Dividend Payment Date immediately prior to the Redemption Date to the Redemption
Date), if redeemed during the 12-month period beginning on March 15 of each of the calendar years indicated below:

           Year                                                 Percentage

     2002......................................................106.500%
     2003......................................................104.333%
     2004......................................................102.167%
     2005 and thereafter ......................................100.000%

            (b) In addition, at any time, Holdings any redeem, subject to certain restrictions in the Certificate of Designations, shares of the Senior Preferred Stock, in whole or in part, at the option of Holdings, at a redemption price equal to 113% of the liquidation preference thereof, plus an amount in cash equal to all accumulated and unpaid dividends per share (including an amount in cash equal to a prorated dividend for the period from the Dividend Payment Date immediately prior to the Redemption Date to the Redemption Date), with the proceeds of a Public Equity Offering (as defined in the Certificate of Designations), provided that such redemption occurs within 60 days after consummation of such Public Equity Offering.

            6. Mandatory Redemption. On March 15, 2009, Holdings shall redeem (subject to the legal availability of funds therefor) from any source of funds legally available therefor, in the manner provided in the Certificate of Designations, all of the shares of the Senior Preferred Stock then outstanding at a redemption price equal to 100% of the liquidation preference per share, plus an amount in cash equal to all accumulated and unpaid dividends per share (including an amount equal to a prorated dividend for the period from the Redemption Date immediately prior to the Redemption Date to the Redemption
Date).

            7. Exchange. Holdings may at its option exchange all, but not less than all, of the then outstanding shares of Senior Preferred Stock into Holdings' 13% Subordinated Exchange Debentures due 2009 (the "Exchange Debentures") on any Dividend Payment Date, pursuant to and in accordance with the provisions of the Certificate of Designations and, provided that on the date of such exchange: (1) there shall be no contractual impediments to such exchange; (2) there shall be legally available funds sufficient therefor (including, without limitation, legally available funds sufficient therefor under Sections 160 and 170 (or any successor provisions) of the Delaware General Corporation Law); (3) either (a) a registration statement relating to the Exchange Debentures shall have been declared effective under the Securities Act of 1933, as amended (the "Securities Act"), prior to such exchange and shall continue to be in effect on the date of such exchange or (b)(i) Holdings shall have obtained a written opinion of counsel that an exemption from the registration requirements of the Securities Act is available for such exchange and that upon receipt of such Exchange Debentures pursuant to such exchange made in accordance with such exemption, the holders (assuming such holder is not an Affiliate of Holdings) thereof shall not be subject to any restrictions imposed by the Securities Act upon the resale thereof and

(ii) such exemption is relied upon by Holdings for such exchange; (4) the indenture for the Exchange Debentures (the "Exchange Debenture Indenture") and the Trustee shall have been qualified under the Trust Indenture Act of 1939, as amended; (5) immediately after giving effect to such exchange, no Default or Event of Default (each as defined in the Exchange Debenture Indenture) would exist under the Exchange Debenture Indenture; and (6) Holdings shall have delivered to the Trustee a written opinion of counsel, dated the date of exchange, regarding the satisfaction of the conditions set forth in clauses (1),
(2), (3), (4) and (5). In the event that the issuance of the Exchange Debentures is not permitted on the date of exchange or any of the conditions set forth in clauses (1) through (6) of the preceding sentence are not satisfied on the date of exchange, Holdings shall use its best efforts to satisfy such conditions and effect such exchange as soon as practicable.

            8. Voting Rights. The Holders of shares of the Senior Preferred Stock, except as otherwise required under the laws of the State of Delaware or as set forth below or as set forth in the Certificate of Designations, shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the stockholders of Holdings.

            9. Default. If (1) dividends on the Senior Preferred Stock are in arrears and unpaid (and, in the case of dividends payable after March 15, 2002, are not paid in cash) for four consecutive quarterly periods (a "Dividend Default"); (2) Holdings fails to discharge any redemption obligation of the Senior Preferred Stock when required (a "Redemption Default"), whether or not Holdings is permitted to do so by the terms of any indenture, the credit agreement or any other obligations of Holdings; (3) Holdings fails to make an offer to purchase all outstanding shares of Senior Preferred Stock following a Change of Control (as defined in the Certificate of Designations) if such offer to purchase is required to be made pursuant to the Certificate of Designations or fails to purchase shares of Senior Preferred Stock from holders who elect to have such shares purchased pursuant to such Change of Control offer (a "Change of Control Default"), whether or not Holdings is permitted to do so by the terms of any indenture, the credit agreement or any other obligation of Holdings; (4) Holdings breaches or violates one of the provisions set forth in paragraph (m) the Certificate of Designations and the breach or violation continues for a period of 30 days or more (a "Restriction Default"); or (5) a default occurs on the obligations to pay principal of, interest on or any other payment obligation when due (a "Payment Default") at final maturity on one or more classes of Indebtedness of Holdings or any Subsidiary of Holdings, whether such Indebtedness exists on the Senior Preferred Stock Issue Date or is incurred thereafter, having individually or in the aggregate, an outstanding principal amount of $25,000,000 or more, or any other Payment Default occurs on one or more such classes of Indebtedness and such class or classes of Indebtedness are declared due and payable prior to their respective maturities, then, in any such case, the number of directors constituting the Board of Directors shall be adjusted as set forth in the Certificate of Incorporation to permit the Holders of the majority of the then outstanding Senior Preferred Stock, voting separately as one class, to elect two directors. Subject to certain conditions, Holders of a majority of the issued and outstanding shares of the Senior Preferred Stock, voting separately as one class, shall have the exclusive right to elect two directors at a meeting therefor called upon occurrence of such Dividend Default, Redemption Default, Change of Control Default,

Restriction Default or Payment Default, as the case may be, and at every subsequent meeting at which the terms of office of the directors so elected by the Holders of the Senior Preferred Stock expire. Each such event described in clauses (1), (2), (3), (4) and (5) is a "Voting Rights Triggering Event."

            10. Registration Rights. Pursuant to a Preferred Stock Registration Rights Agreement (the "Preferred Stock Registration Rights Agreement") between the Initial Purchaser and Holdings, Holdings agree to: (i) file with the Commission within 60 days of the consummation of the Unit Offering a registration statement (the "Preferred Stock Exchange Offer Registration") with respect to an offer to exchange the Senior Preferred Stock for a new issue of preferred stock of Holdings (the "New Senior Preferred Stock") registered under the Securities Act, with terms substantially identical to those of the Senior Preferred Stock (the "Preferred Stock Exchange Offer"); (ii) use their best efforts to cause such registration statement to become effective within 120 days of the consummation of the Units Offering; and (iii) cause the Preferred Stock Exchange Offer to be consummated within 150 days of the consummation of the Units Offering. If: (i) the Preferred Stock Exchange Offer is not permitted by applicable law or (ii) any holder of Transfer Restricted Securities (as defined in the Offering Memorandum) notifies Holdings (A) that it is prohibited by law or Commission policy from participating in the Preferred Stock Exchange Offer,
(B) that it may not resell the New Senior Preferred Stock acquired by it in the Preferred Stock Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Preferred Stock Exchange Offer Registration Statement is not appropriate or available for such resales or (C) that it is a broker-dealer and holds Senior Preferred Stock acquired directly from Holdings or an affiliate of Holdings, Holdings will be required to provide a shelf registration statement to cover resales of the Senior Preferred Stock by the holders thereof. If Holdings fails to satisfy these registration obligations, it will be required to pay Liquidated Damages to the holders of the Senior Preferred Stock under certain circumstances.

            11. Change of Control. Upon the occurrence of a Change of Control, each Holder of Senior Preferred Stock shall have the right to require Holdings to purchase all or any part of such Holder's Senior Preferred Stock at a purchase price in cash equal to 101% of the aggregate liquidation preference thereof plus, without duplication, an amount in cash equal to all accumulated and unpaid dividends per share pursuant to and in accordance with the Certificate of Designations.

            12. Restrictive Covenants. The Certificate of Designations contains certain covenants that limit the ability of Holdings to redeem or repurchase Junior Securities or Parity Securities and pay dividends thereon, to merge or consolidate with any other entity, to sell assets and to enter into transactions with affiliates. The Certificate of Designations also requires Holdings to deliver certain reports and information to the holders of the Senior Preferred Stock.

            13. Authentication. The Units shall not be valid until the Unit Agent or Authentication Agent manually signs the certificate of authentication on the Units.

            14. Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder of shares of Senior Preferred Stock or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            15. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, Holdings has caused CUSIP numbers to be printed on the Global Unit as a convenience to the Holders of the Global Unit. No representation is made as to the accuracy of such numbers as printed on the Global Unit and reliance may be placed only on the other identification numbers printed hereon.

            Holdings will furnish to any Holder of a share of Senior Preferred Stock upon written request and without charge a copy of the Certificate of Designations, which has the text of this share of Senior Preferred Stock in larger type. Requests may be made to: Anvil Holdings, Inc., 228 E. 45th Street, New York, New York, 10017, Attn: Jacob Hollander.

II. PROVISIONS RELATING TO THE CLASS B COMMON STOCK

                              ANVIL HOLDINGS, INC.

            The Second Amended and Restated Certificate of Incorporation (the "Restated Certificate") of Anvil Holdings, Inc. ("Holdings") provides for the authorization of three classes of Common Stock: Class A Common Stock, Class B Common Stock and Class C Common Stock (collectively, the "Common Stock").

            Holders of Class B Common Stock are entitled to one vote per share on all matters to be voted on by stockholders while holders of Class A Common Stock and Class C Common Stock have no right to vote on amy matters except in special circumstances as specified in the Restated Certificate. Subject to the rights of the holders of preferred stock and the restrictions, if any, imposed by indebtedness outstanding from time to time, the holders of Class B Common Stock are entitled to dividends and other distributions, as and when declared or paid, whether in cash, property or securities of Holdings by the Board of Directors of holdings out of assets legally available therefore. Holders of Common Stock are entitled to share in such dividends or distributions on a pro rata basis, except that the holders of Class A Common Stock are entitled to a priority on all such dividends in an amount equal to the then outstanding Class A Preference (as defined below). The holders of Common Stock do not have preemptive, subscription, redemption or sinking fund rights under the terms of the Restated Certificate.

            Upon any voluntary or involuntary liquidation, dissolution or winding up of Holdings, holders of Class A Common Stock are entitled to be paid out of the assets of Holdings then available for distribution, a preference (the "Class A Preference") of $100 per share before any distribution is paid on any other shares of Common Stock. The Class A Preference accrue at a rate of 12.5% per annum. After satisfaction of all its liabilities, the payment of the liquidation preference of any outstanding shares of preferred stock and the payment of the Class A Preference, the holders of shares of Common Stock are entitled to share ratably in the distribution of all of Holdings' assets remaining available for distribution. If Holdings in any manner subdivides or combines the outstanding shares of any class of Common Stock, the outstanding shares of all other classes of Common Stock will be proportionately subdivided.

            Shares of Class A Common Stock and Class B Common Stock are not convertible. Shares of Class C Common Stock are convertible at the option of the holders representing a majority of the outstanding Class C Common Stock, into an equal number of shares of Class B Common Stock.

            Holdings is party to a Registration Rights and Securityholders Agreement pursuant to which it has certain registration obligations with respect to the Class B Common Stock.

                                 ASSIGNMENT FORM

            If you the Holder want to assign this Unit, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Unit to:

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________
                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ______________________________________, agent to transfer this Unit on the books of Holdings. The agent may substitute another to act for him.


Dated: _____________     Signed:
                                 -----------------------------------------------
                                        (Sign exactly as your name appears
                                        on the other side of this Unit)

                   SCHEDULE OF INCREASES OR DECREASES OF UNITS(1)

The following increases or decreases in this Global Unit have been made:

Date of     Amount of        Amount of      Number of     Signature of
Exchange    decrease in      increase in    Units of      authorized
            Number of        Number of      this Global   signatory of
            Units of this    Units of this  Unit          Unit Agent
            Global Unit      Global Unit    following
                                            such decrease
                                            or increase
--------------------------------------------------------------------------------

----------
(1) This is to be included only if the Unit is in global form.

                                                                       EXHIBIT B

                         FORM OF LEGEND FOR GLOBAL UNITS

            Any Global Unit authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE UNIT AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE UNIT AGREEMENT.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO HOLDINGS OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT C

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                      OR REGISTRATION OF TRANSFER OF UNITS

Re: Units (the "Units") each consisting of 40 Shares of 13% Senior Exchangeable Preferred Stock due 2009 of Anvil Holdings, Inc. and 13 shares of Class B Common Stock of Anvil Holdings, Inc.

            This Certificate relates to _____ Units held in* ____ book-entry or* _______ certificated form by ______ (the "Transferor").

The Transferor:*

                    has requested the Unit Agent by written order to deliver in exchange for its beneficial interest in the Global Unit held by the depositary a Unit or Units in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Unit (or the portion thereof indicated above); or

                    has requested the Unit Agent by written order to exchange or register the transfer of a Unit or Units.

            In connection with such request and in respect of each such Unit, the Transferor does hereby certify that the Transferor is familiar with the Unit Agreement relating to the above captioned Units and the restrictions on transfers thereof as provided in Section 5 of such Unit Agreement, and that the transfer of this Unit does not require registration under the Securities Act of 1933, as amended (the "Securities Act"), because[*]:

                    Such Unit is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 5(a)(y)(A) or Section 5(d)(i)(A) of the Unit Agreement).

                    Such Unit is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in reliance on Rule 144A or in accordance with Regulation S under the Securities Act.

                    Such Unit is being transferred in accordance with Rule 144 under the Securities Act.

                    Such Unit is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A or Rule 144 or Regulation S under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate.

                                   __________________________
                                   [INSERT NAME OF TRANSFEROR]


                                   By:
                                      -----------------------------

Date:__________________________
     *Check applicable box.

                                                                       EXHIBIT D

            FORM OF LETTER TO BE DELIVERED BY ACCREDITED INSTITUTIONS

            We are delivering this letter in connection with an offering of 30,000 Units (the "Units"), each consisting of 40 shares of 13% of Senior Exchangeable Preferred Stock due 2009 (the "Senior Preferred Stock") of Anvil Holdings, Inc., a Delaware corporation ("Holdings"), and 13 shares of Class B Common Stock, $0.01 par value per share (the "Class B Common"), all as described in the Offering Memorandum (the "Offering Memorandum") relating to such offering. The Units, the Senior Preferred Stock and the Class B Common are sometimes referred to herein as the "Securities."

            We hereby confirm that:

            (i) we are an "accredited investor" with the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (an "Institutional Accredited Investor");

            (ii) any purchase of Securities by us will be for our own account or for the account of one or more other Institutional Accredited Investors;

            (iii) in the event that we purchase any Securities, we will acquire Securities having a minimum purchase price of at least $100,000 for our own account and for each separate account for which we are acting;

            (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Securities;

            (v) we are not acquiring Securities with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

            (vi) we have received a copy of the Offering Memorandum and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of Holdings and receive answers thereto, as we deem necessary in connection with our decision to purchase Securities.

            We understand that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Securities have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any notes, that such Securities may be offered, resold, pledged or otherwise transferred only (i) to a person whom we reasonably believe to be a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, in a transaction meeting the requirements of Rule 144 under the Securities Act, outside the U.S. in a transaction meeting the requirements of Rule 904 under the Securities Act (and base upon an opinion of counsel if Holdings so requests), (ii) to Holdings or (iii) pursuant to an effective registration statement, and, in each case, in accordance with any applicable securities laws of any State of United States or any other applicable jurisdiction. We understand that the registrar and transfer agent will not be required to accept for registration of transfer any Securities, except upon presentation of evidence satisfactory to Holdings that the foregoing restrictions on transfer have been complied with. We further understand that the Securities purchased by us will bear a legend reflecting the substance of this paragraph.

            We acknowledge that you, Holdings and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

            THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                       --------------------------------
                                              (Name of Purchaser)


                                       By:
                                          -----------------------------
                                              Name:
                                              Title:
                                              Address:

                                                                  EXECUTION COPY

================================================================================

                                 UNIT AGREEMENT


                                     Between


                              ANVIL HOLDINGS, INC.


                                       and


                           UNITED STATES TRUST COMPANY
                                  OF NEW YORK,
                        as Unit Agent and Transfer Agent


                           Dated as of March 14, 1997

================================================================================